Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Hestia Insight Inc. (the “Company”) for the year ended November 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward Lee, the Chief Executive Officer and President, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2022

/s/ Edward Lee
Edward Lee
Chief Executive Officer and President
(principal executive officer)